2009 CAGNY Presentation Exhibit 99.2

Safe Harbor Statement
Statements in this presentation that are not reported financial results or other historical information are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are based on current plans, estimates and expectations, and are not guarantees of future performance.  They are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement. The risks and uncertainties relating to the forward-looking statements in this presentation include those described under the caption “Cautionary Factors that May Affect Future Results” in the Company’s Annual Report and its
Quarterly Reports on Form 10-Q
Reconciliations of non-GAAP measures included in this presentation to the most comparable GAAP measures are available on the Company’s website at www.altria.com

Mike Szymanczyk Chairman and Chief Executive Officer Altria Group

Agenda Total tobacco platform strategies External tobacco environment Altria and its operating companies business results

Altria’s Mission, Strategies and Values
Invest in Leadership
We will invest in
excellent people,
leading brands and
external stakeholders
important to our
business success.
Align with Society
We will actively
participate in resolving
societal concerns that
are relevant to our
business.
Satisfy Adult
Consumers
We will convert our
deep understanding of
adult tobacco
consumer needs into
better, more  creative
and more satisfying
products.
Create Substantial
Value for
Shareholders
We will execute our
business plans to
create sustainable
growth and
generate
substantial returns
for shareholders.
Integrity,
Trust and
Respect
Passion
to
Succeed
Executing
with
Quality
Driving
Creativity
into
Everything
We Do
Sharing
with
Others
Our Mission
is to own and develop financially disciplined businesses that are leaders in responsibly providing adult tobacco consumers with superior branded products.

Adult Tobacco Consumers
Source: ASPS, ending Q4 2008, US Census Bureau Adult Population Estimates; MICR Internal Estimates
Estimated Number of Adult
Tobacco Consumers
(Millions)
Estimated Annual Consumer
Tobacco Expenditures
(Billions)
$80.0
$79.0
$72
$82
2007 2008
60.4
60.0
55
65
2007 2008

Tobacco Segments’ Volume Performance Source: ALCS MICR Industry Estimates 12/08; TTB all other tobacco segments ~7% ~4% (~4%) -5% 10% Cigarettes MST Machine-Made Large Cigars

Total Tobacco Volume
5 year CAGR (~1%)
0
1,100
2003 2004 2005 2006 2007 2008
Snuff
Chewing Tobacco
Large Cigars
Small Cigars
RYO
Cigarettes
Source: ALCS MICR Industry Estimates 8/08 for Cigarettes; TTB all other tobacco segments; Cigarettes, Small
Cigars & RYO based on 0.0325 oz./stick; 2008 data estimated with TTB data through 10/08
Millions of pounds

Manufacturer Tobacco Profit Pool Source: Company Reports; ALCS MICR Internal Estimates (Billions) $10.1 $10.4 $11.0 $11.4 $5 $13 2005 2006 2007 2008

Cigarettes
MST
Cigars*
Other
Three Largest Tobacco Categories
$70 billion sales
~$9 billion profit
$4 billion sales
$1.2 billion profit
$3.4 billion sales
$550 million profit
Three categories represent ~95% of the
total tobacco manufacturers’ profit pool
*Machine-made large cigars
Source: TTB Company Reports as of Oct. 2008; IRI/Capstone – Total Retail Panel – Cigarettes;
              IRI Syndicated – MST & Cigars; ALCS MICR Internal Estimates

Note: Profit refers to Manufacturers’ Profit
2008 Share of Tobacco Categories
57.4%
72%
0%
100%
Share Profit
56%
50.7%
0%
100%
Retail Share Profit
29.1%
33%
0%
100%
Retail Share Profit
Source: IRI/Capstone – Total Retail Panel; IRI Cigar, USSTC RAD/SVT 12/27/08; MICR
Internal Estimates

Altria’s Estimated Share of Total Tobacco
Profit Pool Retail Share
Altria
48%
Altria
53%
Source: IRI/Capstone – Total Retail Panel; IRI Cigar, USSTC RAD/SVT 12/27/08; Company
reports; ALCS  MICR Internal Estimates

Altria’s Tobacco Category Profitability
Altria’s Category Margins
Profitability per Adult
Tobacco Consumer
Source: Company Reports; ALCS-MICR & S&BD Estimates; 2008 annual estimates
$0
$350
Marlboro Premium MST
0%
100%
Cigars Cigarettes MST

Leading Brands - Common Characteristics Sizeable retail share Strong demographic profiles among adult tobacco consumers High brand loyalty sustaining premium pricing

Marlboro vs. Competition Source: IRI/Capstone –Database ending 12/27/08 (FY 2008) 41.1% 41.6% Marlboro is larger than the next 17 competitive brands combined 0 45

Black & Mild’s 2008 Share Performance Source: IRI Cigar Database for Food, Drug, Mass Merchandise and Convenience trade classes

Taste Aroma Quality Black & Mild Adult Consumer Perceptions *Machine-made large cigars Source: GFK Cigar Category Awareness and Usage Study, February 2009 Black & Mild #1 among leading brands *

Copenhagen & Skoal Adult Consumer Research
Overall Quality
Skoal
Copenhagen
Kodiak
Grizzly
Red Seal
Longhorn
Timber Wolf
Husky
Skoal
Copenhagen
Kodiak
Grizzly
Red Seal
Longhorn
Timber Wolf
Husky
Source: MST Attitudes and Usage Study (11/2008) – Among 1000 Adult MST users ages 21-54

A Brand’s Value Equation Promotion Promotion Packaging Packaging Price Price Product Product Positioning Positioning

Brand Building Infrastructure Sales and distribution system Adult consumer engagement system

Sales and Distribution System Distributed through wholesalers and retailers Field Sales Force calls on 240,000 retailers at least once a month

Altria’s Cost Management Strategies Leverage key services across operating companies Reduce cigarette related infrastructure ahead of cigarette volume declines

Historic Altria Operating Companies

Focus on brand management and manufacturing
Altria Client
Services
Altria Sales &
Distribution Services
Altria Consumer
Engagement Services
Certain subsidiaries are held by intermediate holding companies.
Altria’s Tobacco Operating Companies

Altria Client Services Central provider of general and administrative support functions Planning to lower costs and improve effectiveness

Altria Sales and Distribution Services Planning to combine PM USA and U.S. Smokeless’ sales organizations Plan for one organization to represent all tobacco products Improved retail execution

Leveraged Shared Services Benefits Greater organizational and cost efficiencies Supports additional revenue streams

Altria’s Projected Headcount Source: ALCS Internal Estimates Note: UST Inc includes U.S. Smokeless and Ste. Michelle Wine Estates 0 13,000 2008YE 2009E Altria UST

Leveraged Services Model
Allows the company to sustain sales and marketing
infrastructure, and retain talented employees, despite cigarette volume declines
Our tobacco businesses should become more competitive

Altria’s Cost Management Strategies Leverage key services across operating companies Reduce cigarette related infrastructure ahead of volume declines

Altria’s Cost Management Program
(Millions)
Planned Future Savings 2009 -2011
Source: Altria Q4 & FY 2008 Earnings Release
$372
$188
$300
$640
$1,500
$0
$1,500
2007- 2008
Savings
Corporate
General &
Administrative
UST Integration Manufacturing
Optimization
2007 - 2011

External Tobacco Environment Tobacco Excise Taxes Litigation Environment

Excessive Increases in Tobacco Excise Taxes
Encourage illegal activity such as smuggling or contraband
trade
Cost jobs, and harm legitimate retailers and small businesses
Unfairly burden adult tobacco consumers while failing to
address systemic governmental financing problems

Federal Excise Tax
Signed bill to increase FET on tobacco products April 1, 2009
Legislation harmonized tax rates on cigarettes, little cigars and roll-your-own
Little cigars and roll-your-own tobacco products previously had a significant federal tax advantage over cigarettes

Forty-six States Facing Budget Deficits
NJ
HI
WA
ID
OK
LA
AL
IL IN
OH
ME
NY
CA
OR
MT
IA
NM
MI
UT
NE
CO
KY
TN
GA
MA
AZ
CT
DE
FL
TX
MS
MN
DC
AR
ND
KS
SC
MO
NC
PA
AK
MD
RI
VA
WV
WI
WY
NV
SD
VT
NH
Source: http://www.cbpp.org/9-8-08sfp.htm [Includes states with shortfalls in fiscal 2009 or projected shortfalls for fiscal 2010]

State Excise Tax Activity
Source: Altria Government Affairs
NJ
HI
WA
ID
OK
LA
AL
IL IN
OH
ME
VT
NY
CA
OR
MT
IA
NM
MI
UT
NE
CO
KY
TN
GA
MA
AZ
NH
CT
DE
FL
TX
MS
MN
DC
AR
ND
KS
SC
MO
NC
PA
AK
MD
RI
VA
WV
WI
WY
NV
SD
Proposed
Passed
Defeated

Altria’s State Legislative Priority Conversion of MST excise taxes from ad valorem to weight- based Consistent with cigarette excise taxes and Federal MST tax methodology

Thirty-five States Using Ad Valorem Taxation
Methodology
NJ
HI
WA
ID
OK
LA
AL
IL IN
OH
ME
VT
NY
CA
OR
MT
IA
NM
MI
UT
NE
CO
KY
TN
GA
MA
AZ
NH
CT
DE
FL
TX
MS
MN
DC
AR
ND
KS
SC
MO
NC
PA
AK
MD
RI
VA
WV
WI
WY
NV
SD
PR
Source: ALCS Government Affairs

Ad Valorem MST Taxation
Creates an unfair competitive advantage for discount MST
manufacturers
Potentially less tax revenue to the state in comparison to the weight-based approach
Under our approach, MST cans of equal weight pay equal
taxes

Altria’s Preparation for Taxation Environment Offering adult tobacco consumers a diverse tobacco product portfolio Optimizing marketing spending Appropriately aligning cost structures

Litigation Environment
Litigation environment remained manageable in 2008
Sharp downward trend in individual cases
– Excludes the Engle progeny cases
No case tried to verdict against any U.S. cigarette
manufacturer in 2008

Judgments on Appeal: 2003 v. 2008 $84.4 Billion $370 Million Source: ALCS/PM USA Litigation Records (totals exclude interest) 99.6 % Reduction $0 $100 2003 2008

“Lights” Litigation
U.S. Supreme Court decided in Good
that federal law does not
preempt certain state law consumer protection claims
Good decision did not address the merits of the litigation
State and federal courts have increasingly denied class
certification
Have won ten cases on the ground that class certification was improper

State Certified “Lights” Class Action Cases Source: PM USA Litigation Records MA MO MN Craft Aspinall Curtis

Engle Progeny
Florida Supreme Court decertified the Engle
class but allowed
former class members to file individual lawsuits
Between 8,000 and 9,000 smokers have filed claims
Believe individual suits are manageable
Vast majority are stayed or inactive
Expect a number to go to trial this year
Source: PM USA Litigation Records

Litigation Environment Environment remains stable PM USA plans to continue vigorously defending claims

Dave Beran Executive Vice President and Chief Financial Officer Altria Group

Agenda 2008 business results 2009 strategies Balance sheet Commitment to return cash to shareholders

* Adjusted; for reconciliation of non-GAAP to GAAP numbers visit www.altria.com
Altria’s 2008 Business Results
Net revenues up 3.7% to $19.4 billion
Adjusted OCI increased 4.6% to $5.3 billion*
Corporate expense and SG&A reductions totaled $239 million
Adjusted diluted EPS from continuing operations increased 10%

PM USA’s 2008 Business Results
Source: Altria Q4 & FY 2008 Earnings Release
Net Revenues
($ in Billions)
+1.5%
Operating
Margins*
+0.6pp
OCI*
($ in Billions)
+2.5%
$4.9
$5.0
$0.0
$10.0
2007 2008
32.7%
33.3%
0%
50%
2007 2008
$18.5
$18.8
$13.0
$23.0
2007 2008
* Adjusted; for reconciliation of non-GAAP to GAAP numbers visit www.altria.com

PM USA’s 2008 Volume Declined 3.2% to 169.4 billion units Estimated to be down ~4% when adjusted for changes in trade inventories and calendar differences Source: Altria Q4 & FY 2008 Earnings Release

PM USA’s Retail Share Performance +0.1pp 50.6% 50.7% 48% 53% 2007 2008 Source: IRI/Capstone Total Retail Panel

Marlboro’s Retail Share Performance +0.6pp 41.0% 41.6% 38% 43% 2007 2008 Source: IRI/Capstone Total Retail Panel

Non-Menthol Menthol +0.3pp +0.3pp Marlboro’s Retail Share Performance 4.9% 5.2% 2% 6% 2007 2008 36.1% 36.4% 33% 37% 2007 2008 Source: IRI/Capstone - Total Retail Panel

Marlboro’s Price Gap
Lowest Effective
Marlboro
4Q 08
75%
~40%
Note: Marlboro excludes Marlboro 72mm
$3.31
$4.39
$3.12
$2.29
$2.00
$4.50
1/5/02 10/4/03 7/2/05 3/31/07 12/27/08
Source:  IRI/Capstone Inventory and Price Gap in C-Stores

PM USA’s 2009 Strategies Balance overall income and Marlboro’s retail share growth Maximize long-term profitability from portfolio brands Continue reducing costs ahead of volume declines

* Adjusted; For reconciliation of non-GAAP to GAAP numbers visit www.altria.com
Source: Q4 & FY 2008 UST Company reports
U.S. Smokeless’ 2008 Business Results
MST Volume
(Cans in Millions)
Operating Income*
($ in Millions)
-1.5%
Net Revenues
($ in Billions)
-3.1%
$1.50
$1.55
$0.5
$2.3
2007 2008
$861
$848
$700
$1,000
2007 2008
659
659
620
720
2007 2008

U.S. Smokeless’ Volume Performance Premium (Millions) Discount (Millions) -1.1% +6.1% 104 110 30 130 2007 2008 555 549 480 580 2007 2008 Source: Q4 & FY 2008 UST Company reports

U.S. Smokeless’ 2008 Share Performance Source: USSTC RAD/SVT ending 12/27/08

U.S. Smokeless’ 2009 Strategies Enhance value equation on Copenhagen and Skoal Complete the integration into the Altria family of companies Realize integration cost savings as quickly as possible

John Middleton’s 2008 Business Results
OCI
*
($ in Millions)
Volume
(in Billions)
+6.2%
Net Revenues
($ in Millions)
$387
$0
$500
2008
1.2
1.3
0.5
2.0
2007 2008
$182
$0
$500
2008
Source: Altria Q4 & FY 2008 Earnings Release
* Adjusted; for reconciliation of non-GAAP to GAAP numbers visit www.altria.com

Black & Mild’s 2008 Retail Share Performance +2.8pp 25.5% 28.3% 20% 32% 2007 2008 Source: IRI Cigar Database for Food, Drug Mass Merchandise and Convenience trade classes

Black & Mild’s 2008 Results
Distribution*
Source: STARS OTP Distributor Level Database  ending 12/27/08; FLR Data through 12/12/08
Visibility
0
75
4/4/2008 12/12/2008
40
100
1Q08 4Q08
*Distribution numbers are for Black & Mild - Original

John Middleton’s 2009 Strategies Establishing new retail merchandising platform Building brand equity Accelerating new product introductions

* Adjusted; For reconciliation of non-GAAP to GAAP numbers visit www.altria.com
Source: Q4 & FY 2008 UST Company reports
Ste. Michelle Estates’ 2008 Business Results
Operating Income *
($ in Millions)
+19.1%
Unit Volume
(Cases in Millions)
+14.9%
Net Revenues
($ in Millions)
+19.0%
$421
$354
$330
$430
2007 2008
5.3
6.1
4.5
6.5
2007 2008
$61
$73
$40
$80
2007 2008

Ste. Michelle Wine Estates’ 2009 Strategies Increase unit volume and margins Expand distribution both domestically and internationally with a focus on top selling products

Altria’s Economic Interest in SABMiller plc SABMiller economic interest of 28.5%

Altria’s Economic Interest in SABMiller plc Source: Bloomberg [Market values are shown on a pre-tax basis] (Billions) $3.4 $7.1 $0.0 $8.0 2002 Jan-09

SABMiller Investment Benefits Altria
Contributing $2.8 billion in equity earnings to Altria since 2002
Paying $1.1 billion in dividends to Altria since 2002
Continuing to be a strong component of our balance sheet
Source: Altria company filings

Philip Morris Capital Corporation 2008 Operating Companies Income of $71 million Results include a $100 million non-cash allowance for losses Source: Altria Q4 & FY 2008 Earnings Release

Philip Morris Capital Corporation’s Portfolio
~74% of portfolio is rated investment grade by Moody’s
Investor Services and Standard & Poor’s
Net Finance Receivables totaled $5.8 billion at year-end 2008, down from $6.2 billion at year-end 2007
No longer making new investments
Source: Altria company filings

Altria’s Balance Sheet and Capital Structure
Completed financing of the UST acquisition
Issued $11.0 billion in long-term notes
Weighted average coupon of 9.3%
Maturities range from 18 months to 30 years
Represents Pro-Forma debt to EBITDA ratio of 2.0 to 1
Source: Altria company reports, reconciliation between GAAP and non-GAAP financial measures.

Altria’s Balance Sheet Management
Maintain current investment grade credit rating
– Access to long-term debt
– Access to short-term debt
Preserve and protect cash flow to support
– Business operations
– Dividends
– Capital expenditures
– Debt service

Altria’s Financial Liquidity
Historically, in mid-April large cash outflows for tobacco
settlement payments, taxes and dividends
Supplement liquidity needs with commercial paper
Backstopped with a $3.5 billion revolving credit facility

Altria’s Dividends
Committed to returning a large amount of cash to shareholders in the form of dividends
Maintain a targeted dividend payout ratio ~75% of net earnings
Note: Payments of future dividends are at the discretion of Altria’s Board of Directors

Note: Annualized Dividend Rate Source: Altria company filings Historical Increase Altria’s Dividends 2008 Increase +10.3% $1.16 $1.28 0.0 2.0 Mar-08 Dec-08 9.6% 7.5% 8.7% 10.3% 2005 2006 2007 2008

Altria’s Share Repurchase Program
Repurchased $1.2 billion in 2008
Not planning to repurchase shares in 2009
Plan to evaluate share repurchase plan again in first quarter of
2010
Source: Altria company filings

Altria’s 2009 Guidance
2009 Guidance reflects the following assumptions:
Increased tobacco excise taxes
Increased investment spending on smokeless brands
Delivering savings in-line with our cost management programs
Increased pension expenses
No share repurchases
2009 adjusted EPS is expected to increase to $1.70 to $1.75
3% to 6% growth rate*
Source: Altria company filings
* Adjusted; for reconciliation of non-GAAP to GAAP numbers visit www.altria.com

Compelling Investment 2009 EPS growth 3% to 6% Dividend yield ~7.5% Source: Altria company filings

Altria’s Competitive Advantages
Four strong brands: Marlboro, Copenhagen, Skoal and Black &
Mild
Superior brand-building infrastructure
Financially disciplined with aggressive cost management
strategies
Strong balance sheet with continuing commitment to return
cash to shareholders

For full reconciliation, visit www.altria.com/investors Regulation G Disclosure

Illustrative EPS for Year Ended December 31, 2007
Altria reported diluted EPS $1.48
Tax Items (0.09)
PMCC recoveries from
airline industry exposures (0.06)
Interest on tax reserve
transfers to Kraft 0.02
Asset impairment, exit and                 0.15
implementations  costs
Altria adjusted diluted EPS from
continuing operations        $1.50
Source: Altria Finance, reconciliation between GAAP and non-GAAP financial measures.

Illustrative EPS for Year Ended December 31, 2008
Altria reported diluted EPS $1.48
Tax Items (0.03)
Gain on sale of building (0.12)
Loss on extinguishment of debt 0.12
SABMiller intangible asset
impairments   0.03
Financing fees 0.02
Asset impairment, exit, integration
and implementation costs 0.15
Altria adjusted diluted EPS from
continuing operations $1.65
Source: Altria Finance, reconciliation between GAAP and non-GAAP financial measures.

Illustrative Altria Operating Companies Income for
Year Ended December 31, 2007
(dollars in millions)
Altria reported operating companies
income (OCI)                                                     $4,898
Asset impairment and exit costs 344
Implementation costs 27
Recoveries from airline exposure (214)
Altria adjusted OCI $5,055
Source: Altria Finance, reconciliation between GAAP and non-GAAP financial measures.

Illustrative Altria Operating Companies Income for
Year Ended December 31, 2008
(dollars in millions)
Altria reported operating companies
income (OCI)                                                     $5,101
Asset impairment and exit costs 99
Integration costs 18
Implementation costs 69
Altria adjusted OCI $5,287
Source: Altria Finance, reconciliation between GAAP and non-GAAP financial measures.

Illustrative PM USA Operating Companies Income
for Year Ended December 31, 2007
(dollars in millions)
PM USA reported operating companies
income (OCI)                                                     $4,511
Asset impairment and exit costs 344
Implementation costs 27
Provision for Scott case
26
PM USA Adjusted OCI $4,908
Source: Altria Finance, reconciliation between GAAP and non-GAAP financial measures.

Illustrative PM USA Operating Companies Income
for Year Ended December 31, 2008
(dollars in millions)
PM USA reported operating companies
income (OCI)                                                     $4,866
Asset impairment and exit costs 97
Implementation costs 69
PM USA adjusted OCI $5,032
Source: Altria Finance, reconciliation between GAAP and non-GAAP financial measures.

Illustrative PM USA Operating Margin Year Ended
December 31, 2007
(dollars in millions)
Adjusted operating companies income $4,908
Net revenues excluding excise taxes
and contract volume manufactured
for Philip Morris International $15,021
Operating companies income margin 32.7%
Source: Altria Finance, reconciliation between GAAP and non-GAAP financial measures.

Illustrative PM USA Operating Margin Year Ended
December 31, 2008
(dollars in millions)
Adjusted operating companies income $5,032
Net revenues excluding excise taxes
and contract volume manufactured
for Philip Morris International $15,117
Operating companies income margin 33.3%
Source: Altria Finance, reconciliation between GAAP and non-GAAP financial measures.

Illustrative U.S. Smokeless Operating Profit for
Year Ended December 31, 2007
(dollars in millions)
U.S. Smokeless reported operating profit $716
Antitrust litigation & restructuring charge 145
U.S. Smokeless adjusted operating profit $861
Source: Altria Finance, reconciliation between GAAP and non-GAAP financial measures.

Illustrative U.S. Smokeless Operating Profit for
Year Ended December 31, 2008
(dollars in millions)
U.S. Smokeless Reported Operating Profit $838
Antitrust litigation & restructuring charge 10
U.S. Smokeless Adjusted Operating Profit $848
Source: Altria Finance, reconciliation between GAAP and non-GAAP financial measures.

Illustrative Ste. Michelle Wine Estates Operating
Profit for Year Ended December 31, 2008
(dollars in millions)
Ste. Michelle Wine Estates
Reported Operating Profit $72
Restructuring charges 1
Ste. Michelle Wine Estates
Adjusted Operating Profit $73
Source: Altria Finance, reconciliation between GAAP and non-GAAP financial measures.

Illustrative John Middleton Operating Companies
Income for Year Ended December 31, 2008
(dollars in millions)
John Middleton reported operating companies
income (OCI)                                                     $164
Integration costs 18
John Middleton adjusted OCI $182
Source: Altria Finance, reconciliation between GAAP and non-GAAP financial measures.

Illustrative Pro-Forma Altria Total Debt
Year Ended December 31, 2008
(dollars in millions)
UST Debt $1,140
Current portion of Long-term debt 135
Long-term debt 11,101
Financial services debt 500
Total debt $12,876
Source: Altria Finance, reconciliation between GAAP and non-GAAP financial measures.

Illustrative Pro-Forma UST EBITDA
Year Ended December 31, 2008
(dollars in millions)
UST – Operating income $890
UST – Depreciation & Amortization 53
Pro-Forma Adjustment – Pension 12
UST Pro-Forma EBITDA $955
Source: Altria Finance, reconciliation between GAAP and non-GAAP financial measures.

Illustrative Pro-Forma Altria EBITDA
Year Ended December 31, 2008
(dollars in millions)
Altria consolidated net earnings $4,930
Earnings from discontinued operations, net of
income taxes and minority interest (1,840)
Equity earnings and minority interest, net (471)
Dividends from less than 50% owned affiliates 249
Provision for income taxes 1,699
Depreciation & Amortization 215
Gain on sale of building (404)
Loss on early extinguishment of debt 393
Asset impairment and exit costs 449
Interest and other debt expense (income), net 167
Consolidated Earnings before interest, taxes,
depreciation and amortization (EBITDA) for Altria $5,387
UST Pro-Forma EBITDA 955
Consolidated EBITDA – Altria and UST $6,342
Source: Altria Finance, reconciliation between GAAP and non-GAAP financial measures.

Illustrative Pro-Forma Altria Total Debt to EBITDA
Ratio Year Ended December 31, 2008
(dollars in millions)
Total debt $12,876
EBITDA $6,342
Debt to EBITDA ratio 2.03
Source: Altria Finance, reconciliation between GAAP and non-GAAP financial measures.